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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  May 20, 2008


                               MOBILE NATION, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   000-28585               68-0427395
(State or other jurisdiction of    (Commission             (IRS Employer
       incorporation)              File Number)         Identification No.)


        8463 W. Lake Mead Blvd.
            Las Vegas, NV                                      89123
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (702) 354-1358


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 20, 2008, the Company entered into a Share Purchase Agreement with Mongsource USA, LLC ("Mongsource USA"), under which Mongsource USA agreed to purchase, and the Company agreed to sell, an aggregate of 19,426,500 shares of common stock of Mobile Nation, Inc for a purchase price of $200,000, or $0.0103 per share. The transaction is expected to close on or before July 31, 2008. A copy of the Share Purchase Agreement is attached to this Form 8-K as Exhibit
10.1 and is incorporated herein by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

      Pursuant to the terms of the Share Purchase Agreement and effective as of the closing of the transactions under the Share Purchase Agreement, Mongsource USA will own 19,426,500 shares of the Company's common stock out of a total of 20,000,000 to be issued and outstanding at the closing, or approximately 97.13%.

ITEM 5.02. - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Pursuant to the terms of the Share Purchase Agreement, upon the closing of the transactions contemplated therein, the Company agreed that the current directors of the Company will appoint new directors to be designated by Mongsource USA, and will thereafter resign effective as of the closing.

ITEM 7.01. - REGULATION FD DISCLOSURE.

      On May 20, 2008, the Company entered into a Share Purchase Agreement with Mongsource USA, who agreed to purchase, and the Company agreed to sell, an aggregate of 19,426,500 shares of common stock of Mobile Nation, Inc for a purchase price of $200,000, or $0.0103 per share. A copy of the Share Purchase Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01. - FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable

      (c)   Exhibits

            10.1 Share Purchase Agreement dated May 20, 2008, by and between the Company and Mongsource USA, LLC


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MOBILE NATION, INC.


May 23, 2008                                    /s/ C.W. GILLULY
                                                --------------------------------
                                                C.W. Gilluly
                                                President




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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION

    10.1 Share Purchase Agreement dated May 20, 2008, by and between the Company and Mongsource USA, LLC




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